Other non-current assets (Tables)	6 Months Ended
Jun. 30, 2018
Other non-current assets
Schedule of other non-current assets

	As of
In thousands of U.S. dollars	June 30, 2018	December 31, 2017
Scorpio LR2 Tanker Pool Ltd. pool working capital contributions(1)	$31,450	$28,050
Scorpio Handymax Tanker Pool Ltd. pool working capital contributions(2)	4,923	6,751
Scorpio LR1 Tanker Pool Ltd. pool working capital contributions(1)	6,600	6,600
Working capital contributions to Scorpio Group Pools	42,973	41,401
Sellers credit on sale leaseback vessels (3)	8,831	8,581
Capitalized loan fees (4)	597	582
Other (5)	3,137	120
	$55,538	$50,684

(1) Upon entrance into the Scorpio LR2 and LR1 Pools, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel’s exit from the pool. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned or finance leased vessels we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within other assets on the unaudited condensed consolidated balance sheets. For time chartered-in vessels, we classify the amounts as current (within accounts receivable) or non-current (within other assets) according to the expiration of the contract.

(2) Upon entrance into the Scorpio Handymax Tanker Pool, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel’s exit from the pool no later than six months after the exit date. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within other assets on the unaudited condensed consolidated balance sheets. For time chartered-in vessels, we classify the amounts as current (within accounts receivable) or non-current (within other assets) according to the expiration of the contract.

(3) The sellers credit on lease financed vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the sale and operating leasebacks of STI Beryl,  STI Le Rocher and STI Larvotto. This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised, or refunded to us at the expiration of the agreement. The present value of this deposit has been calculated based on the interest rate that is implied in the lease, and the carrying value will accrete over the life of the lease, through interest income, until expiration.

(4) Primarily represents upfront loan fees on our credit facilities that are expected to be used to refinance existing debt. These are reclassified to Debt when the loan is drawn.

(5) Represents drydock costs related to our bareboat-in vessels. These costs are amortized on a straight-line basis over the shorter of the lease term of the respective vessel or the estimated period until the next drydock. Amortization is recognized in Charterhire on the unaudited condensed consolidated statements of income or loss.